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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                  -------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) October 13, 1999

                           Commission File No. 0-22191

                           CCA COMPANIES INCORPORATED
                           (Exact Name of Registrant)

                 Delaware                              65-0675901
     (State or Other Jurisdiction of              (I.R.S. Employer
     Incorporation or Organization)            Identification Number)

                             9130 S. Dadeland Blvd.
                                   Suite 1602
                                 Miami, FL 33156
                    (Address of Principal Executive Offices)

                                 (305) 670-3838
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
              (Former Name, Former Address and Former Fiscal Year,
                          if changed Since Last Report)

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Item 4.  Change in Registrant's Certifying Accountants

         As previously indicated on Form 8-K filed by CCA Companies Incorporated (the "Company") on September 3, 1999, the Company received a letter on July 23, 1999 from its then principal accountants, BDO Seidman, LLP ("BDO") notifying the Company of their resignation as independent accountants for the Company.

         The Company has engaged Spear Safer Harmon & Co. ("SSH"), a member firm of Horwath International, as the successor accounting firm to BDO effective October 13, 1999. The engagement of SSH has been approved by the Board of Directors of the Company. Prior to the engagement of SSH there were no consultations by the Company with SSH relating to disclosable disagreements with BDO, how accounting principles would be applied by SSH to a specific transaction, or the type of opinion SSH might render.


Item 7.       Financial Statements and Exhibits:


(a)      Not applicable

(b)      Not applicable

(c)      Not applicable



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                                   SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  CCA COMPANIES INCORPORATED



Dated:  October 15, 1999          By:  /s/ Dallas R. Dempster
                                           Dallas R. Dempster
                                           Chief Executive Officer and President


                                  By:  /s/ Miles R. Greenberg
                                           Miles R. Greenberg
                                           Chief Financial Officer